NATWEST BANK N.A.

                                PROMISSORY NOTE


$10,000,0O           Office   100 Jericho Quadrangle                 As of
                     Address: Jericho, New York 11753            April 25, 1995

     On the maturity dates set forth in the next succeeding paragraph, for value received, ONEITA INDUSTRIES, INC., (the "Borrower") promises to pay to the order of NATWEST BANK N.A. (the "Bank") at the office of the Bank located at the place first above stated or at such other place as the holder hereof may from time to time appoint in writing, in lawful money of the United States of America in immediately available funds, the principal sum of Ten Million ($10,000,000) Dollars or such lesser amount as may then be the aggregate unpaid principal balance of all loans made by the Bank to the Borrower hereunder (each a "Loan" and collectively the "Loans") as shown on the schedule attached to and made a part of this Note, on the maturity dates set forth on such schedule. The Borrower also promises to pay interest (computed on the basis of a 360 day year for actual days elapsed) at said office in like money on the unpaid principal amount of each Loan from time to time outstanding at a rate per annum, to be elected by the Borrower at the time each Loan is made, equal to either (i) a fluctuating rate equal to the Prime Rate (the rate of interest established from time to time by the Bank as its "prime rate"; a Loan bearing interest at this rate is sometimes hereinafter called a "Prime Loan"), (ii) a fixed rate of 0.75% plus the Eurodollar Rate for an Interest Period of 1, 2 or 3 months (a Loan bearing interest at this rate is sometimes hereinafter called a "Eurodollar Loan") or (iii) such other fixed rate as may be agreed upon between the Borrower and the Bank for an Interest Period which is also then agreed upon (a Loan bearing interest at this rate is sometimes hereinafter called an "Agreed Rate Loan" - Agreed Rate Loans, and Eurodollar Loans are sometimes collectively referred to as "Fixed Rate Loans"); provided, however, that no Interest Period with respect to a Fixed Rate Loan shall extend beyond April 30, 1996; and provided, further, that if prior to the end of any such Interest Period the Borrower and the Bank fail to agree upon a new Interest Period therefor so as to maintain such Loan as either a Eurodollar Loan, or an Agreed Rate Loan within the pertinent time set forth in Section 2 hereof, such Fixed Rate Loan shall automatically be converted into a Prime Rate Loan at the end of such Interest Period and shall be maintained as such until a new Fixed Rate and a new Interest Period therefor are agreed upon. Interest on each Loan shall be payable monthly on the last day of each month commencing the first such day to occur after a Loan is made hereunder and, together with principal, on the maturity thereof.

Interest on Fixed Rate Loans shall also be payable on the last day of each Interest Period applicable thereto. If any payment of principal or interest becomes due on a day on which the banks in New York, New York, are required or permitted by law to remain closed, such payment may be made on the next succeeding day on which such banks are open, and such extensions shall be included in computing interest in connection with such payment; provided, however, that if the result of any such extension would be to extend the maturity date of any Eurodollar Loan into another calendar month the payment shall be made on the immediately preceding Business Day. The Borrower further agrees that after any stated or any accelerated maturity of Loans hereunder, all Loans shall bear interest (computed daily) at a rate of 2% per annum in excess of the Prime Rate, payable on demand. In no event shall interest payable hereunder be in excess of the maximum rate of interest permitted under applicable law.

     All Loans then outstanding shall be due an payable on January 31, 1996. Fixed Rate Loans may be requested, in accordance with the provisions of Section 1 hereof, up to 1 p.m. on January 31, 1996; provided that no Interest Period for any Fixed Rate Loan shall extend beyond April 30, 1996.

     The Borrower hereby expressly authorizes the Bank to record on the attached schedule the amount and date of each Loan, the rate of interest thereon, Interest Period thereof and the date and amount of each payment of principal. All such notations shall be presumptive as to the correctness thereof; provided, however, the failure of the bank to make any such notation shall not limit or otherwise affect the obligations of the borrower under this Note.

     In consideration of the granting of the Loans evidenced by this Note, the Borrower hereby agrees as follows:

     1. Loan Requests. Requests for Eurodollar Loans shall be made not less than three Business Days prior to the first day of the Interest Period of each such Loan. Requests for Agreed Rate Loans and Prime Loans may be made up until 1 p.m. on the date the Loan is to be made. Any request for a Loan may be written or oral, but if oral, written confirmation thereof must be received by the Bank within 3 Business Days thereafter. The Bank shall have no obligation to make any Loan hereunder and no Loan may be requested after January 31, 1996.

     Each Fixed Rate Loan shall be in an amount not less than $500,000.

     2. Prepayment. Subject to the indemnification agreement set forth in paragraph 3 hereof with respect to Fixed Rate Loans, the borrower may prepay any Loan at any time in whole or in part without premium or penalty. Each such prepayment shall be made together with interest accrued thereon to and including the date of prepayment.

     3. Indemnity; Yield Protection. The Borrower hereby agrees to indemnify the bank against any loss or expense which the bank may sustain or incur as a consequence of any of the following:

     (a) the failure of the Borrower to borrow a Fixed Rate Loan after agreement shall have been reached on the amount, interest rate and Interest Period thereof;

     (b) the receipt or recovery by the Bank, whether by voluntary prepayment, acceleration or otherwise, of all or any part of a Fixed Rate Loan prior to the last day of an Interest Period applicable thereto; or

     (c) the conversion, prior to the last day of an applicable Interest Period, of one type of Fixed Rate Loan into another type of Fixed Rate Loan or into a Prime Loan.

     Without limiting the effect of the foregoing, the amount to be paid by the borrower to the bank in order to so indemnify the Bank for any loss occasioned by any of the events described in the Preceding paragraph, and as liquidated damages therefor, shall be equal to the excess, discounted to its present value as of the date paid to the Bank, of (i) the amount of interest which otherwise would have accrued on the principal amount so received, recovered, converted or not borrowed during the period (the "Indemnity Period") commencing with the date of such receipt, recovery, conversion, or failure to borrow to the last day of the applicable Interest Period for such Fixed Rate Loan at the rate of interest applicable to such Loan (or the rate of interest agreed to in the case of a failure to borrow) provided for herein (prior to default) over (ii) the amount of interest which would be earned by the Bank during the Indemnity Period if it invested the principal amount so received, recovered, converted or not borrowed at the rate per annum determined by the Bank as the rate it would bid in the London interbank market for a deposit of Eurodollars in an amount approximately equal to such principal amount for a period of time comparable to the Indemnity Period.

A certificate as to any additional amounts payable pursuant to this Section 3 setting forth the basis and method of determining such amounts shall be conclusive, absent manifest error, as to the determination by the Bank set forth therein if made reasonably and in good faith. The Borrower shall pay any amounts so certified to it by the bank within 10 days of receipt of any such certificate. For purposes of this Section, all referenced to the "Bank" shall be deemed to include any participant in the Commitment and/or Loans.

     The indemnities set forth herein shall survive payment in full of all Fixed Rate Loans and all other Loans made pursuant to this Agreement.

     4. Increased Costs. If the Bank determines that the effect of any applicable law or government regulation, guideline or order or the interpretation thereof by any governmental authority charged with the administration thereof (such as, for example, a change in official reserve requirements which the bank is required to maintain in respect of loans or deposits or other funds procured for funding such loans) is to increase the cost of the Bank of making or continuing Fixed Rate Loans hereunder or to reduce the amount of any payment of principal or interest receivable by the bank thereon, then the Borrower will pay to the Bank on demand such additional amounts as the Bank may determine to be required to compensate the Bank for such additional costs or reduction. Any additional payment under this section will be computed from the effective date at which such additional costs have to be borne by the bank. A certificate as to any additional amounts payable pursuant to this
Section 4 setting forth the basis and method of determining such amounts shall be conclusive, absent manifest error, as to the determination by the Bank set forth therein if made reasonably and in good faith. The Borrower shall pay any amounts so certified to it by the bank within 10 days of receipt of any such certificate.

     5. Alternate Rate of Interest. In the event, and on each occasion, that on the day two Business Days prior to the commencement of any Interest Period for a Eurodollar Loan, the Bank shall have determined (i) that dollar deposits in the amount of the requested principal amount of such Eurodollar Loan are not generally available in the London interbank market, (ii) that the rate at which such dollar deposits are being offered will not adequately and fairly reflect the cost to the Bank of making or maintaining such Eurodollar Loan during such Interest Period, or (iii) that reasonable means do not exist for ascertaining the Eurodollar Rate, the Bank shall, as soon as practicable thereafter, give written or telex notice of such determination to the Borrower.

In the event of any such determination, until the circumstances giving rise to such notice no longer exist, no Eurodollar Loans will be made hereunder. Each determination by the Bank hereunder shall be conclusive absent manifest error.

     6. Change in Legality. (a) Notwithstanding anything to the contrary herein contained, if any change in any law or regulation or in the interpretation thereof by any governmental authority charged with the administration or interpretation thereof shall make it unlawful for the bank to make or maintain any Eurodollar Loan, then, by written notice to the Borrower, the Bank may:

              (i) declare that Eurodollar Loans will not thereafter be made by the Bank hereunder, whereupon the Borrower shall be prohibited from requesting Eurodollar Loans from the Bank hereunder unless such declaration is subsequently withdrawn; and

              (ii) require that all outstanding Eurodollar Loans made by it be converted to Prime Loans, in which event (x) all such Eurodollar Loans shall be automatically converted to Prime Loans as of the effective date of such notice as provided in paragraph (b) below and (y) all payments and prepayments of principal which would otherwise have been applied to repay the converted Eurodollar Loans shall instead by applied to repay the Prime Loans resulting from the conversion of such Eurodollar Loans.

             (b) For purposes of this Section 6, a notice to the Borrower by by the Bank pursuant to paragraph (a) above shall be effective, if lawful, on the last day of the then current Interest Period; in all other cases, such notice shall be effective on the day of receipt by the Borrower.

     7. Warranties and Representations. The Borrower represents and warrants that: a) it is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and is qualified to do business and is in good standing under the laws of every state where its failure to so qualify would have a material and adverse effect on the business, operations, property or other condition of the Borrower; b) the execution, issuance and delivery of this Note by the Borrower are within its corporate powers and have been duly authorized, and the Note is valid, binding and enforceable in accordance with its terms, and is not in violation of law or of the terms of the Borrower's Certificate of Incorporation or By-Laws and does not result in the breach of or constitute a default under any indenture, agreement or undertaking to which the Borrower is a party or by which it or its property may be bound or affected; c) no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the borrower of this Note, except those as have been obtained; d) the financial statements of the Borrower heretofore furnished to the Bank are complete and correct and fairly represent the financial condition of the Borrower and its Subsidiaries (as defined in Section 8) as at the dates thereof and for the periods covered thereby, which financial condition has not materially, adversely, changed since the date of the most recently dated balance sheet heretofore furnished to the Bank; e) no Event of Default (as hereinafter defined) has occurred and no event has occurred which with the giving of notice or the lapse of time or both would constitute an Event of Default; f) the Borrower shall not use any part of the proceeds of any Loan to purchase or carry any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System or to extend credit to others for the purpose of purchasing or carrying any margin stock; g) there is no pending or, to the knowledge of the Borrower, threatened action or proceeding affecting the Borrower before any court, governmental agency or arbitrator which, if determined adversely to the Borrower would have a materially adverse effect on the financial condition or operations of the Borrower except as described in the financial statements of the Borrower heretofore furnished to the Bank; and h) on the occasion of the granting of each Loan all representations and warranties contained herein shall be true and correct and with the same force and effect as though such representations and warranties had been made on and as of the date of the making of each such Loan.

     8. Events of Default. Upon the occurrence of any of the following specified events of default (each an "Event of Default"): a) default in making any payment of principal, interest, or any other sum payable under this Note when due; or b) default by Borrower in the due payment of any other indebtedness for borrowed money or default in the observance or performance of any covenant or condition contained in any agreement or instrument evidencing, securing, or relating to any such indebtedness, which causes or permits the acceleration of the maturity thereof; or c) any representation or warranty made by the Borrower herein or in any certificate furnished by the Borrower in connection with the Loans evidenced hereby or pursuant to the provisions hereof, proves untrue in any material respect; or d) the Borrower becomes insolvent or bankrupt, is generally not paying its debts as they become due, or makes an assignment for the benefit or creditors, or a trust or receiver is appointed for the Borrower or for the greater part of the properties of the Borrower with the consent of the Borrower, or if appointed without the consent of the Borrower, such trustee or receiver is not discharged within 30 days, or bankruptcy, reorganization, liquidation or similar proceedings are instituted by or against the Borrower under the laws of any jurisdiction, and if instituted against the Borrower are consented to by it or remain undismissed for 30 days, or a writ or warrant of attachment or similar process shall be issued against a substantial part of the property of the Borrower and shall not be released or bonded within 30 days after levy;
or e) the Bank shall have determined, in its sole discretion, that one or more conditions exist or events have occurred which have resulted, or may result, in a material adverse change the business, properties or financial condition of the Borrower; then, in any such event, and at any time thereafter, if any Event of Default shall then be continuing, the bank may declare the principal and the accrued interest in respect of all loans under this Note to be, whereupon the Note shall become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived by the Borrower.

     9. Collateral Security. As collateral security for the payment of any and all sums owing under this Note and all other obligations, direct or contingent, joint, several or independent, of the Borrower and of any Subsidiary and each endorser and guarantor hereof now or hereafter existing, due or to become due to, or held, or to be held by, the bank, whether created directly or acquired by assignment or otherwise, (all of such obligations, including this Note, are hereinafter called the "Obligations"), the Borrower hereby grants to the Bank a lien on the security interest in any and all deposits or other sums at any time credited by or due from the Bank to the Borrower, whether in regular or special depository accounts or otherwise, and any and all monies, securities and other property of the Borrower, and the proceeds thereof, now or hereafter held or received by or in transit to the Bank from or for the Borrower, whether for safekeeping, custody, pledge, transmission, collection or otherwise, and any such deposits, sums, monies, securities and other property, nay at any time after the occurrence of any Event of Default be set-off, appropriated and applied by the bank against any of the Obligations whether or not such Obligations are then due or are secured by any collateral, or, if they are so secured, whether or not such collateral held by the Bank is considered to be adequate. As used herein, the term "Subsidiary" or "Subsidiaries" means any corporation or corporations of which the Borrower, along, or the Borrower and/or any one or more if its Subsidiaries, owns, directly or indirectly, at least a majority of securities having ordinary voting power for the election of directors.

     10. Definitions. As used herein:

     (a) "Business Day" means any day other than a day on which the banks in New York, New York are required or permitted by law to remain closed.

     (b) "Eurodollar Rate" means with respect to any Eurodollar Loan Interest Period, the rate per annum determined by the bank to be the rate at which deposits in U.S. dollars are offered by a Reference Bank (selected by the Bank) in the London interbank market at approximately 11:00 A.M. (London time) two Business Days before the first day of such Interest Period in any amount approximately equal to the principal amount of the Eurodollar Loan to which such Interest Period is to apply and for a period of time comparable to such Interest Period divided by one minus the Eurodollar Reserve Percentage.

     "Eurodollar Reserve Percentage" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the federal Reserve System in New York City with deposits exceeding one billion dollars in respect of "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Eurodollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of the Bank to United States residents). The Eurodollar Rate shall be adjusted automatically on and as of the effective date of any change in the Eurodollar Reserve Percentage.

     "Reference Banks" means banks appearing in the display designated as page "LIBOR" on the Reuters' Monitor Money Rates Service (or such other page as may replace the LIBOR page on that service for the purpose of displaying London Interbank Offered Rates of major banks); provided that if no such offered rate shall appear on such display, "Reference Banks" shall mean one or more major banks on the London interbank market as selected by the Bank.

     (c) "Fixed Rate" means the Eurodollar Rate plus the applicable margin or the Agreed Rate.

     (d) "Interest Period" means that period selected by the Borrower, within the limitations of the first paragraph of this Note, during which a Fixed Rate Loan may bear interest at the applicable Fixed Rate.

      11.      Miscellaneous.

     (a) The Borrower agrees to pay on demand all of the Bank's costs and expenses, including reasonable counsel fees, in connection with collection of any sums due to the Bank and enforcement of its rights under this Note.

     (b) No modification or waiver of any provision of this Note shall be effective unless such modification or waiver shall be in writing and signed by a duly authorized officer of the Bank, and the same shall then be effective only for the period and on the conditions and for the specific instances specified in such writing. No failure or delay by the Bank in exercising any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any rights, power or privilege.

     (c) the Borrower hereby waives presentment, demand for payment, notice of protest, notice of dishonor, and any and all other notices or demands except as otherwise expressly provided for herein.

     (d) This Note shall be construed in accordance with and governed by the laws of the State of New York and the Borrower consents to the jurisdiction of the courts of New York in any action brought to enforce any rights of the Bank under this Note.

     (e) Borrower waives trial by jury and the right to interpose any set-off or counterclaim in any litigation in any court with respect to, in connection with, or arising our of, this Note or any instrument or document delivered pursuant hereto or the validity, protection, interpretation, collection or enforcement hereof or thereof.

                                               ONEITA INDUSTRIES, INC.


                                           By: s/s William H.  Boyd
                                               -----------------------------
                                               Name: William H. Boyd
                                               Title: Vice-President

                          LOAN AND REPAYMENT SCHEDULE

                  PROMISSORY NOTE DATED AS OF JANUARY 31, 1995

                            ONEITA INDUSTRIES, INC.
                              to NATWEST BANK N.A.


                              Last Day
                                 of         Amount of   Unpaid
         Amount    Rate of    Interest   Principal   Principal   Notation
Date    of Loan    Interest   Period     Repayment   Balance     Made By
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